UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2016 (June 30, 2016)

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GLOBAL MEDICAL REIT INC.
(Exact name of registrant as specified in its charter)

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Maryland	8091371022	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	4800 Montgomery Lane, Suite 450 Bethesda, MD 20814
	(Address of Principal Executive Offices) (Zip Code)

	(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2016, Global Medical REIT Inc., a Maryland corporation (the “Company”) completed its initial public offering (the “Offering”) of 13,043,479 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price to the public of $10.00 per share ($9.30 net of underwriting discounts, advisory fees and commissions) pursuant to the Company’s Registration Statement on Form S-11 (File No. 333-210566) (as amended, the “Registration Statement”). The material terms of the Offering are described in the prospectus, dated June 28, 2016 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 28, 2016.

Amended and Restated Management Agreement

On July 1, 2016, the Company entered into an Amended and Restated Management Agreement (the “Management Agreement”) with Inter-American Management, LLC, a Delaware limited liability company (the “Manager”) to amend that certain management agreement dated November 10, 2014. The Management Agreement governs the management of the assets, operations and affairs of the Company and its subsidiaries.

The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Management Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

2016 Equity Incentive Plan

The description of the Global Medical REIT Inc. 2016 Equity Incentive Plan (the “Plan”) provided below under Item 5.02 is incorporated in this Item 1.01 by reference. A copy of the Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities

On July 1, 2016, pursuant to the Pay-Off Letter and Conversion Agreement between ZH USA, LLC and the Company, dated June 15, 2016, $15,030,134 of our outstanding convertible debentures were converted into 1,179,019 shares of Common Stock at a conversion price of $12.748 per share and such shares of Common Stock were issued to ZH USA, LLC.

The foregoing transactions were undertaken in reliance upon an exemption from the registration requirements of the Securities Act by Section 4(a)(2) thereof. The foregoing descriptions are qualified in their entirety by reference to the full text of the Pay-Off Letter and Conversion Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On June 30, 2016, Conn Flanigan resigned as a director of the Company, effective upon closing of the Offering. Mr. Flanigan’s decision to resign is not due to any disagreement with the Board of Directors of the Company (the “Board”) or the Company. Mr. Flanigan will remain as Secretary and General Counsel of the Company.

2016 Equity Incentive Plan

On June 13, 2016, the Board adopted the Plan (as defined above), effective immediately prior to the effective date of the Offering, for the benefit of the directors, officers, employees, and consultants of the Company and its affiliates, including employees of the Manager. The Plan provides for the grant of all or any of the following awards: (1) stock options, (2) stock appreciation rights, (3) stock awards, (4) restricted stock units, (5) other equity-based awards (including LTIP units), (6) incentive awards, (7) substitute awards and (8) performance awards. Subject to adjustment in accordance with the terms of the Plan, 737,191 shares of Common Stock have been reserved for issuance pursuant to awards under the Plan and up to an additional 136,956 shares of Common Stock have been reserved for issuance to the extent the Underwriters’ overallotment option in connection with the Company’s initial public offering is exercised. Common Stock withheld to satisfy exercise prices or tax withholding obligations will again be available for delivery pursuant to other awards. The Plan will be administered by the Compensation Committee of the Board, except as the Board elects to administer the plan.

The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Management Agreement, dated as of July 1, 2016, by and among Global Medical REIT Inc. and Inter-American Management LLC.
10.2	Global Medical REIT Inc. 2016 Equity Incentive Plan (incorporated by reference from Exhibit 4.6 to the Registrant’s Registration Statement on Form S-8 filed with the Commission on June 17, 2016)
10.3	Pay-Off Letter and Conversion Agreement, dated as of June 15, 2016, between ZH USA, LLC and the Global Medical REIT Inc. (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 30, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

By:	/s/ Conn Flanigan
Conn Flanigan
Secretary and General Counsel

Dated: July 7, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Management Agreement, dated as of July 1, 2016, by and among Global Medical REIT Inc. and Inter-American Management LLC.
10.2	Global Medical REIT Inc. 2016 Equity Incentive Plan (incorporated by reference from Exhibit 4.6 to the Registrant’s Registration Statement on Form S-8 filed with the Commission on June 17, 2016)
10.3	Pay-Off Letter and Conversion Agreement, dated as of June 15, 2016, between ZH USA, LLC and the Global Medical REIT Inc. (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 30, 2016).